UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sunstone Hotel Investors, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice: Additional Information Regarding the Annual Meeting of Stockholders to be Held on Thursday, April 30, 2020

The following Notice of Annual Meeting of Stockholders for the 2020 annual meeting of stockholders (the “Annual Meeting”) amends and restates the original notice included in the proxy statement (the “Proxy Statement”) of Sunstone Hotel Investors, Inc. (the “Company”), dated March 18, 2020, which was furnished to the Company’s stockholders in connection with the solicitations of proxies by the Company’s Board of Directors for use at the Annual Meeting to be held on Thursday, April 30, 2020. The purpose of this Notice is to announce a change in the place of the Annual Meeting. Due to the emerging public health impact of the COVID-19 pandemic, orders of relevant state and local governments, and to support the health and well-being of our stockholders, employees and their families, the Annual Meeting will be held in a virtual-only meeting format via live webcast. You will not be able to attend the Annual Meeting physically in person.

This notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 7, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Stockholders at the close of business on March 3, 2020, the record date for the Annual Meeting, are the only stockholders entitled to notice of, and to vote at, the Annual Meeting.

How to vote:

Internet

Visit the website noted on your
proxy card to vote online.

Telephone

Use the toll-free telephone number
on your proxy card to vote by
telephone.

Mail

Sign, date, and return your proxy
card in the previously delivered
envelope to vote by mail.

During Meeting

You may vote online during the
Annual Meeting at
www.virtualshareholdermeeting.
com/SHO2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 7, 2020

Due to the emerging public health impact of the COVID-19 pandemic, orders of relevant state and local governments, and to support the health and well-being of our stockholders, employees, and their families, NOTICE IS HEREBY GIVEN that the place of the 2020 annual meeting of stockholders (the “Annual Meeting”) of Sunstone Hotel Investors, Inc. ( “Sunstone”) has been changed. As previously announced, the Annual Meeting time remains unchanged and will be held on Thursday, April 30, 2020 at 2:00 p.m., Pacific Time. In light of the above considerations, the Annual Meeting will be held in a virtual-only meeting format via live webcast. You will not be able to attend the Annual Meeting physically in person.

Additional Information: As described in the previously distributed proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a stockholder at the close of business on March 3, 2020, the record date. To participate in the virtual Annual Meeting at www.virtualshareholdermeeting.com/SHO2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described to the left.

WHEN:

April 30, 2020,
2:00 p.m. Pacific Time

WHERE:

www.virtualshareholdermeeting.com/SHO2020

AGENDA:

1. Election of eight directors to serve until the next annual meeting and until their successors are elected and qualified;

2. Ratify the appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3. Advisory vote to approve the compensation of Sunstone’s Named Executive Officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 30, 2020.

Pursuant to the rules and regulations of the Securities and Exchange Commission, we are primarily furnishing proxy materials to our stockholders via the Internet rather than mailing paper copies of the materials. The Proxy Statement and Sunstone’s annual report on Form 10-K for the fiscal year ended December 31, 2019, or Annual Report, are available on the Internet at www.proxyvote.com. Internet distribution of the proxy materials is designed to expedite receipt by stockholders, lower costs and reduce the environmental impact of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials, or Notice Card, has instructions on how to access and review our proxy materials online, as well as instructions for online or telephone voting. We sent the Notice Card to our stockholders on or about March 18, 2020. Stockholders who previously indicated a preference for paper copies of our proxy materials received paper copies. If you received a Notice Card but would like to request paper copies of our proxy materials, you may do so by following the instructions described in the Notice Card.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

Our virtual Annual Meeting will be conducted on the Internet via live webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SHO2020. Stockholders will be able to vote their shares electronically during the Annual Meeting.

To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 2:00 p.m. Pacific Time. We encourage you to access the virtual Annual Meeting prior to the start time. Online access will begin at 1:45 p.m. Pacific Time.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of the applicable software and plugins. Participants should ensure they have a strong internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

How to Vote at the Virtual Annual Meeting

If you are the record holder of your stock as of the record date, you may submit a proxy by executing and returning your proxy card, visiting the website noted on your proxy card to vote online or using the toll-free telephone number on your proxy card to vote by telephone. You may also attend the virtual Annual Meeting and vote your shares at www.virtualshareholdermeeting.com/SHO2020 during the Annual Meeting. You will need the 16-digit control number which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials.

If a bank, broker or other nominee is the record holder of your stock on the record date, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee. If a bank, broker or other nominee is the record holder of your stock on the record date, you must obtain and submit a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the record date.

Questions

Stockholders may submit questions for the virtual Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/SHO2020, typing your questions into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start of the meeting.

Appropriate questions related to the business of the Annual Meeting (the proposals being voted upon) will be answered during the Annual Meeting, subject to time constraints.

Additional information regarding ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/SHO2020.

Technical Difficulties

Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/SHO2020 beginning at 1:45 p.m., Pacific Time. on April 30, 2020 through the conclusion of the Annual Meeting.

On April 7, 2020, Sunstone Hotel Investors, Inc. issued the following press release regarding the change in location of its 2020 annual meeting of stockholders to a virtual annual meeting.

For Additional Information:

Bryan Giglia

Sunstone Hotel Investors, Inc.

(949) 382-3036

Aaron Reyes

Sunstone Hotel Investors, Inc.

(949) 382-3018

SUNSTONE HOTEL INVESTORS ANNOUNCES CHANGE IN PLACE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

IRVINE, CA – April 7, 2020 – Sunstone Hotel Investors, Inc. (the “Company” or “Sunstone”) (NYSE: SHO) today announced that its upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will now be held in a virtual-only meeting format. The Annual Meeting will be held at the originally scheduled date and time on Thursday, April 30, 2020 at 2:00 p.m. Pacific Time.

Due to the emerging public health impact of the COVID-19 pandemic, orders of relevant state and local governments, and to support the health and well-being of our stockholders, employees and their families, Sunstone will hold its Annual Meeting in a virtual-only meeting format. The timing and process for voting by proxy remains unchanged. Stockholders of record as of the close of business on March 3, 2020 can access, participate in, and vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/SHO2020 by using the 16-digit control number included on the proxy card or voting instruction form. Further information regarding the change in the place of the Annual Meeting can be found in the proxy supplement filed by Sunstone with the Securities and Exchange Commission on April 7, 2020.

About Sunstone Hotel Investors, Inc.

Sunstone Hotel Investors, Inc. is a real estate investment trust (“REIT”) that invests in Long-Term Relevant Real Estate® within the hospitality sector. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are predominantly operated under nationally recognized brands such as Marriott, Hilton and Hyatt. For further information, please visit Sunstone’s website at www.sunstonehotels.com.